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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 16, 2003


                            COLE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           DELAWARE                      1-12814                 34-1453189
 (State or Other Jurisdiction          (Commission             (IRS Employer
       of Incorporation)               File Number)          Identification No.)


              5915 LANDERBROOK DRIVE
              MAYFIELD HEIGHTS, OHIO                               44124
      (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (440) 449-4100




                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9.  REGULATION FD DISCLOSURE.

                  On May 16, 2003, Cole National Corporation (the "Company") issued a press release announcing that it will hold a conference call on May 19, 2003 at 11:00 a.m. (EDT) to discuss fourth quarter and fiscal year 2002 results. The Company also announced that it will hold its annual stockholders meeting on Wednesday, June 25, 2003 in its offices located at 5915 Landerbrook Drive, Cleveland, Ohio, for stockholders of record as of May 27, 2003. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          COLE NATIONAL CORPORATION

                          By: /s/ Ann M. Holt
                             --------------------------------------------------
                             Name:  Ann M. Holt
                             Title: Sr. Vice President and Corporate Controller



Date:  May 16, 2003










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                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
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 99.1           Press release of Cole National Corporation, dated May 16, 2003.









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